UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 14, 2013

(Date of earliest event reported)

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of	001-33662	(I.R.S. Employer
incorporation or organization)		Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746

(Address of principal executive offices) (zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         Charles D. Jehl, Executive Vice President and Chief Accounting Officer of Forestar Group Inc. (“Forestar”), has agreed to accept a senior position in Forestar’s oil and gas segment as Executive Vice President — Oil and Gas Business Administration effective June 1, 2013, to further support reporting and growth of Forestar’s oil and gas business.

(c)         Forestar’s Board of Directors has designated Sabita C. Reddy as Principal Accounting Officer. Ms. Reddy, a licensed certified public accountant, is Forestar’s Vice President — Accounting. This designation is effective June 1, 2013.

Ms. Reddy, 57, has been with Forestar for 11 months and has over 30 years of accounting experience. Prior to joining Forestar, Ms. Reddy was Vice President — Accounting of Temple-Inland Inc. from 2006 - June 2012. She also served Temple-Inland in several other accounting positions from 1984 to 2006, including Director of Financial Reporting and Accounting Policy Control, and Manager of Financial Reporting. Prior to joining Temple-Inland, Ms. Reddy was a CPA in private practice. Ms. Reddy has no family relationship with any of the members of the Board of Directors or officers of Forestar. Ms. Reddy does not have an employment agreement with Forestar or any of its subsidiaries, although Forestar intends to enter into a standard officer indemnification agreement with her. Ms. Reddy is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At Forestar’s 2013 Annual Meeting of Stockholders, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The stockholders elected each of the five director nominees named in the proxy statement.

Name	For	Against	Abstain	Broker Non-Votes
James M. DeCosmo	28,538,330	499,156	759,167	2,419,029
Kenneth M. Jastrow, II	27,685,555	559,938	1,551,160	2,419,029
James A. Johnson	27,738,240	561,599	1,496,814	2,419,029
Charles W. Matthews	29,228,405	510,936	57,312	2,419,029
Richard M. Smith	28,321,045	813,292	662,316	2,419,029

Proposal No. 2 — The stockholders gave advisory approval of the compensation of Forestar’s Named Executive Officers as described in Forestar’s 2013 proxy statement.

For:	27,798,418
Against:	1,976,203
Abstain:	22,032
Broker Non-Votes:	2,419,029

Proposal No. 3 — The stockholders ratified the appointment of Ernst & Young LLP as Forestar’s independent registered public accounting firm for 2013.

For:	32,090,843
Against:	111,334
Abstain:	13,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: May 15, 2013	By:	/s/ David M. Grimm
		Name:	David M. Grimm
		Title:	Chief Administrative Officer